UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1681

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

(a)

Merk Stagflation ETF

ANNUAL REPORT

April 30, 2023

Merk Stagflation ETF

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	4
Performance Overview (Unaudited)	5
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statement of Changes in Net Assets	9
Consolidated Financial Highlights	10
Notes to Consolidated Financial Statements	11
Report of Independent Registered Public Accounting Firm	19
Board of Trustees and Officers (Unaudited)	20
Supplemental Information (Unaudited)	22
Review of Liquidity Risk Management Program	23
Privacy Policy (Unaudited)	24

Merk Stagflation ETF

Shareholder Letter

April 30, 2023 (Unaudited)

Dear Shareholder,

We present the annual report for the Merk Stagflation ETF (“STGF” or the “Fund”) with respect to the period since inception on May 3, 2022 through April 30, 2023 (the “Period”).

●

The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Solactive Stagflation Index, which seeks to track the performance of components that are expected to benefit, either directly or indirectly, from persistent inflation, including in an environment of weak economic growth (stagflation).

The Index is a rules-based index that allocates its exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”), real estate, gold, and oil, each of which represents a stagflation-sensitive asset class.

	As of April 30, 2023 (cumulative return)
	3 Month	6 Month	Calendar YTD	Since inception 05/3/2022
Merk Stagflation ETF (NAV)	0.12%	3.51%	3.09%	-5.82%
Bloomberg U.S. Treasury Inflation Notes Total Return Index	1.59%	4.27%	3.45%	-2.91%

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for the most recent month end performance. The Fund’s expense ratio is 0.39%*.

*

The Fund’s expense ratio may not correlate to the expense ratio in the Fees and Expenses table in the Fund’s Prospectus because the expense ratio includes only the Fund’s direct operating expenses and does not include Acquired Fund Fees and Expenses, which are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

Merk Stagflation ETF

The objective of the Fund is to provide investors with exposure to stagflation-sensitive assets, that are expected to benefit from economic cycles which are characterized by slow economic growth, high unemployment, and persistently high inflation (“stagflation”). As such, the performance of the Fund can be directly linked to macro-economic market conditions, which in turn is driven to a great extent by monetary and fiscal policy. The launch of the Fund in May 2022 coincided with a start of a tightening cycle by the Federal Reserve (the “Fed”) that was a response to inflation running well above its 2% inflation target. Within a little more than one year, the Fed raised its benchmark borrowing cost by about 5%, to the highest level since September 2007 and at the fastest pace since the 1980s. This combating of inflation by the Fed played a key role in the Period performance of the Fund, especially considering the conceptionally large allocation to Treasury Inflation-Protected Securities (“TIPS”).

The Fed’s aggressive, hawkish policy stance resulted in inflation expectations to move sharply lower in 2022. The U.S. 2-Year Breakeven inflation rate (calculated by subtracting the real yield of the inflation linked maturity curve from the nominal Treasury yield) which peaked at the end of March 2022 at about 5.0%, had fallen back to 2.0% by end of Q3 2022. This abrupt drop in inflation expectations drove negative performance of the Fund during that time, as falling inflation expectations put pressure on TIPS, gold, oil, and real estate. Between STGF’s inception on May 3, 2022, through September 30, 2022, the Fund had a total return of -10.78%. All four portfolio holdings had negative performance during that time frame. The largest absolute contributor to negative performance was the allocation to TIPS (Schwab U.S. TIPS ETF or “SCHP”), which had a total return of -8.11% in that time period, and the Fund had an average holding of 69.31%. Second largest contributor to negative performance was the allocation to real estate (Vanguard Real Estate Fund or “VNQ”). VNQ had a total return of -20.58% and the Fund had an average holding of 9.58%.

Since Q3 2022, inflation volatility has moderated, and inflation expectations have remained somewhat rangebound at comparably lower levels. The U.S. 2-Year Breakeven inflation rate has fluctuated between 2.0-3.0%, and performance of the Fund materially improved. Between the end of Q3 2022 through April 30, 2023, STGF had a total return of 5.57%. The strongest contribution to performance came again from the allocation to SCHP due to the large portfolio weight. SCHP had a total return of 5.65% with the Fund recording an average holding of 69.55%. Gold performed particularly well during that time period, which was in part driven

Merk Stagflation ETF

Shareholder Letter

April 30, 2023 (Unaudited)(Continued)

by contagion fears surrounding U.S. bank failures in March and early April. Between Q3 2022 through April 30, 2023, the Fund had an average allocation of 10.87% to gold (VanEck Merk Gold Trust), which had a total return of 19.53% during that period. The only holding with a negative performance during that time period was oil (Invesco DB Oil Fund or “DBO”), which had a total return of -2.17%. Due to the systematic allocation methodology of the Solactive Stagflation Index, STGF had a relative underweight to oil at an average holding of 9.26%.

While the Fed has been temporarily successful in bringing down measures of realized and expected inflation, the final outcome of its actions and the end of the hiking cycle is yet to be determined. So far, economic activity has proven itself to withstand higher rates: with unemployment at 3.4% the labor market remains tight; the consumer has turned out to be surprisingly robust, and real estate prices appear to be rebounding already. Moreover, whereas inflation has cooled, it persists at levels far above central banks’ targets, and there are recent signs that service inflation globally might be on the rise again. Monetary policy famously acts with “long and variable lags,” though it is conceivable that the Fed’s job is simply not done. Despite all efforts, we believe that the Fed will have to do more to reduce demand in order to sustainably control inflation, and it will have an increasingly difficult time to juggle taming inflation without significantly damaging the economy. In our opinion, the likelihood of a “soft-landing” of the economy is already slim, and if the Fed is forced to tighten financial conditions even more, this could lead to stagflation. In other words, we think the risk of a stagflationary environment to be greater now than it was a year ago, and we encourage our investors to consider whether the Merk Stagflation ETF may provide them with diversification for their portfolios.

Sincerely,

Daniel Lucas Managing Director	Axel G. Merk President & Chief Investment Officer

The views in this Report were those of the Fund Manager as of April 30, 2023 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice.

Principal payments for Treasury Inflation-Protection Securities are adjusted according to changes in the Consumer Price Index (CPI). While this may provide a hedge against inflation, the returns may be relatively lower than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline. The Fund may be sensitive to changes in the price of gold. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts. The Fund may be exposed to futures contracts for its commodities investments. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the underlying ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying the contract. The Fund is not actively managed and the Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

Must be Preceded or Accompanied By a Prospectus

Foreside Fund Services, LLC, distributor of the Merk Stagflation ETF.

The Solactive Stagflation Index seeks to track the performance of components that are expected to benefit, either directly or indirectly, from persistent inflation, including in an environment of weak economic growth (stagflation). The Index is owned and maintained by Solactive AG.

Merk Stagflation ETF

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (November 1, 2022 to April 30, 2023).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Annualized Expense Ratios	Expenses Paid During the Period(1)
Merk Stagflation ETF
Actual	$1,000.00	$ 1,035.10	0.39%	$1.97
Hypothetical (5% return before expenses)	$1,000.00	$ 1,022.86	0.39%	$1.96

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 181/365 days (to reflect the six-month period).

Merk Stagflation ETF

Performance Overview

April 30, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 4/30/2023)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2023
Total Returns	Since Commencement[1]
Merk Stagflation ETF —NAV	-5.82%
Merk Stagflation ETF —Market	-5.83%
Bloomberg U.S. Treasury Inflation Notes Total Return Index	-2.91%

[1]	The Fund commenced operations on May 3, 2022.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (1-866-271-0093). You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg U.S. Treasury Inflation Notes Total Return Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS).

Merk Stagflation ETF

Consolidated Schedule of Investments

April 30, 2023

	Shares	Value
EXCHANGE TRADED PRODUCTS — 100.0%
Exchange Traded Products — 100.0%
Invesco DB Oil Fund	8,946	$131,954
Schwab U.S. TIPS ETF (b)	17,365	929,722
VanEck Merk Gold Trust (a)(c)(d)	8,614	166,078
Vanguard Real Estate ETF	1,580	131,614
TOTAL EXCHANGE TRADED PRODUCTS (COST $1,422,639)		1,359,368

SHORT-TERM INVESTMENTS — 0.0% (e)
Money Market Funds — 0.0% (e)
First American Treasury Obligations Fund - Class X, 4.76% (e)	243	243
TOTAL SHORT-TERM INVESTMENTS (Cost $243)

Total Investments (Cost $1,422,882) — 100.0%		1,359,611
Other assets and liabilities, net — (0.0%) (f)		(471)
TOTAL NET ASSETS — 100.0%		$1,359,140

(a)	Non-income producing security.

(b)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	All or a portion of this security is held by Merk Stagflation ETF (Cayman).

(d)	Affiliated security. Please refer to Note 8 of the Notes to Financial Statements.

(e)	The rate shown is the annualized seven day yield at period end.

(f)	Amount is less than 0.05%.

The accompanying notes are an integral part of the consolidated financial statements.

Merk Stagflation ETF

Consolidated Statement of Assets and Liabilities

April 30, 2023

Assets
Unaffiliated Investments, at value (cost $1,276,971)	$1,193,533
Affiliated Investments, at value (cost $145,911)	166,078
Receivable for investment securities sold	17,855
Dividend and interest receivable	1
Total assets	1,377,467

Liabilities
Payable for investment securities purchased	17,853
Payable to Adviser, net	474
Total liabilities	18,327
Net Assets	$1,359,140

Net Assets Consists of:
Paid-in capital	$1,483,762
Total distributable earnings (accumulated losses)	(124,622)
Net Assets	$1,359,140

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	60,000
Net Asset Value, redemption price and offering price per share	$22.65

The accompanying notes are an integral part of the consolidated financial statements.

Merk Stagflation ETF

Consolidated Statement of Operations

For the Period Ended April 30, 2023(1)

Investment Income
Dividend income on unaffiliated investments	$75,275
Interest income	43
Total investment income	75,318

Expenses
Investment advisory fees	7,611
Expense reimbursement/fee waiver by Adviser	(844)
Total expenses	6,767
Net investment income	68,551

Realized and Unrealized Loss on Investments
Net realized loss on unaffiliated investments	(123,576)
Net realized loss on affiliated investments	(14,634)
Net realized loss	(138,210)
Net change in unrealized appreciation/depreciation on unaffiliated investments	(83,438)
Net change in unrealized appreciation/depreciation on affiliated investments	20,167
Net change in unrealized appreciation/depreciation	(63,271)
Net realized and unrealized loss	(201,481)

Net decrease in net assets from operations	$(132,930)

(1)	The Fund commenced operations on May 3, 2022.

The accompanying notes are an integral part of the consolidated financial statements.

Merk Stagflation ETF

Consolidated Statement of Changes in Net Assets

Period Ended April 30, 2023(1)
From Operations
Net investment income	$68,551
Net realized loss on investments	(138,210)
Net change in unrealized appreciation/depreciation on investments	(63,271)
Net decrease in net assets resulting from operations	(132,930)

From Distributions
Distributable earnings	(70,125)
Total distributions	(70,125)

From Capital Share Transactions
Proceeds from shares sold	2,236,908
Cost of shares redeemed	(674,825)
Transaction fees (Note 4)	112
Net increase in net assets resulting from capital share transactions	1,562,195

Total Increase in Net Assets	1,359,140

Net Assets
Beginning of period	—
End of period	$1,359,140

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	90,000
Shares redeemed	(30,000)
Shares outstanding, end of period	60,000

(1)	The Fund commenced operations on May 3, 2022.

The accompanying notes are an integral part of the consolidated financial statements.

Merk Stagflation ETF

Consolidated Financial Highlights

For a Share Outstanding Throughout the Period

Period Ended April 30, 2023(1)
Net Asset Value, Beginning of Period	$25.00

Income (Loss) from investment operations:
Net investment income (2)	0.91
Net realized and unrealized loss	(2.39)
Total from investment operations	(1.48)

Less distributions paid:
From net investment income	(0.87)
Total distributions paid	(0.87)

Capital share transactions:
Transaction fees (see note 4)	0.00 (9)

Net Asset Value, End of Period	$22.65

Total return, at NAV(3)(4)	-5.82%
Total return, at Market(3)(4)	-5.83%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,359

Ratio of expenses to average net assets before waivers(5)(7)(8)	0.44%
Ratio of expenses to average net assets after waivers(5)(7)(8)	0.39%
Ratio of net investment income to average net assets before waivers(5)(7)(8)	3.90%
Ratio of net investment income to average net assets after waivers(5)(7)(8)	3.95%
Portfolio turnover rate (4)(6)	84%

(1)	The Fund commenced operations on May 3, 2022.

(2)	Per share net investment income was calculated using average shares outstanding.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund. Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(7)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the consolidated financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(8)	Ratio does not include income and expenses of the investment companies in which the Fund invests.

(9)	Amount is less than $0.005.

The accompanying notes are an integral part of the consolidated financial statements.

Merk Stagflation ETF

Notes to Consolidated Financial Statements

April 30, 2023

1.	ORGANIZATION

Merk Stagflation ETF (the “Fund”) is a non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks to track the performance, before fees and expenses, of the Solactive StagflationTM Index (the “Index”) which, in turn, seeks to track the performance of components that are expected to benefit, either directly or indirectly, from persistent inflation, including in an environment of weak economic growth (stagflation). The Index is owned and maintained by Solactive AG.

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Merk Investments LLC (the “Adviser”), the Fund’s Investment Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Consolidation of Subsidiary

The Fund expects to gain exposure to commodities by investing in Merk Stagflation ETF (Cayman), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Adviser also serves as the investment adviser to the Subsidiary. The Fund’s investment in the Subsidiary is intended to provide the Fund with indirect exposure to commodities within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodities. The Subsidiary has the same investment objective as the Fund, but it may invest in commodities to a greater extent than the Fund. The Fund will invest, through the Subsidiary, in the VanEck Merk Gold Trust (“OUNZ”), a physical gold ETF sponsored by the Adviser. Except as otherwise noted, for purposes of this report, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter. Information regarding the Fund and its subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Financial Highlights. At period ended April 30, 2023, the Subsidiary’s net assets were $183,227, or 13.48% of the Fund. All inter-company accounts and transactions have been eliminated in the consolidation of the Fund.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Merk Stagflation ETF

Notes to Consolidated Financial Statements

April 30, 2023 (Continued)

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others.

Merk Stagflation ETF

Notes to Consolidated Financial Statements

April 30, 2023 (Continued)

Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at April 30, 2023, are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Exchange Traded Products	$1,359,368	$—	$—	$1,359,368
Money Market Funds	243	—	—	243
Total Investments - Assets	$1,359,611	$—	$—	$1,359,611

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, quarterly, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of April 30, 2023, the Fund’s fiscal year end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of April 30, 2023, the Fund’s fiscal year end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Merk Stagflation ETF

Notes to Consolidated Financial Statements

April 30, 2023 (Continued)

The Fund recognized no interest or penalties related to uncertain tax benefits in the 2023 fiscal period. At April 30, 2023, the Fund’s fiscal period end, the tax periods since the commencement of operations are open to examination in the Fund’s major tax jurisdictions.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

Commodities

The Fund will invest indirectly, via the Subsidiary, in commodities, such as gold, which are exchange traded vehicles subject to regulation by the Commodity Futures Trading Commission. The commodities which underlie commodity instruments may be subject to additional economic and noneconomic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

The Fund may be sensitive to changes in the price of gold. Competitive pressures may have a significant effect on the financial condition of companies in such industry. Also, such companies are highly dependent on the price of certain precious metals. These prices may fluctuate substantially over short periods of time, so the Fund’s share price may be morevolatile than other types of investments. The price of gold rises and falls in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreements between the Trust, on behalf of the Fund and Subsidiary, and the Adviser, the Fund and Subsidiary pay a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s and Subsidiary’s average daily net assets. The Adviser has agreed to pay all expenses of the Fund and Subsidiary except the fees paid to the Adviser under the Advisory Agreements, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Merk Stagflation ETF

Notes to Consolidated Financial Statements

April 30, 2023 (Continued)

Fee Waiver Agreement

The Adviser contractually agreed to waive the unitary management fee it receives from the Fund in an amount equal to the management fee of 0.40% paid by the Subsidiary. The waiver will remain in effect for a period of one year from the effective date of the Fund’s prospectus, and therefore from year to year for successive one-year periods unless terminated sooner. The agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The Adviser also contractually agreed through August 31, 2024 to waive 0.10% of the fee it receives as sponsor to OUNZ in connection with the Subsidiary’s investment in OUNZ. The Adviser waived $844 during the period ended April 30, 2023. Pursuant to the Fee Waiver Agreement, waived fees are not subject to recoupment by the Adviser.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”), serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. The Creation Transaction Fee charged by the Fund for each creation order is $300.

Merk Stagflation ETF

Notes to Consolidated Financial Statements

April 30, 2023 (Continued)

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all-cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Consolidated Statement of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
Period ended April 30, 2023	$70,125	$—

(1)	Ordinary income includes short-term capital gains.

At April 30, 2023, the Fund’s fiscal period end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Federal Tax Cost of Investments	$1,393,613
Gross Tax Unrealized Appreciation	$74,955
Gross Tax Unrealized Depreciation	(108,957)
Net Tax Unrealized Appreciation (Depreciation)	(34,002)
Undistributed Ordinary Income	—
Other Accumulated Gain (Loss)	(90,620)
Distributable Earnings/Accumulated Losses	$(124,622)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and partnership basis adjustments. Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year.

Merk Stagflation ETF

Notes to Consolidated Financial Statements

April 30, 2023 (Continued)

The Fund did not defer any late year losses for the fiscal period ended April 30, 2023. At April 30, 2023, the Fund’s fiscal period end, the Fund had short-term capital losses of $54,540 and long-term capital losses of $36,080 remaining which will be carried forward indefinitely to offset future realized capital gains.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind and the reversal of Subsidiary income. For the fiscal period ended April 30, 2023, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

	Total Distributable Earnings (Accumulated Losses)	Paid-in Capital
Merk Stagflation ETF	$78,433	$(78,433)

6.	INVESTMENT TRANSACTIONS

During the period ended April 30, 2023, the Fund realized net capital gains and losses resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Consolidated Statement of Operations is as follows:

	Realized Gains	Realized Losses
Merk Stagflation ETF	$8,523	$(16,039)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the period ended April 30, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Merk Stagflation ETF	$1,634,732	$1,480,800	$2,008,867	$599,798

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

A complete description of principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks’’.

Merk Stagflation ETF

Notes to Consolidated Financial Statements

April 30, 2023 (Continued)

8.	INVESTMENTS IN AFFILIATES

The Fund owned the following company during the period ended April 30, 2023. OUNZ is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the period ended April 30, 2023. Transactions during the period in this security was as follows:

Security Name	Value at May 3, 2022(2)	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at April 30, 2023	Ending Shares
OUNZ	$—	$490,273	$(329,728)	$(14,634)	$20,167	$—	$166,078	8,614

(1)	Realized Losses include transactions in affiliated investments.

(2)	Commencement of operations.

9.	SUBSEQUENT EVENTS

On June 27, 2023, the Fund declared a distribution to shareholders of record on June 29, 2023, as follows:

Ordinary Income Rate	Ordinary Income Distribution Paid
$0.095	$4,750

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Merk Stagflation ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Merk Stagflation ETF and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merk Stagflation ETF (the “Fund”), a series of Listed Funds Trust, as of April 30, 2023, the related consolidated statements of operations and changes in net assets, the related notes, and the consolidated financial highlights for the period from May 3, 2022 (commencement of operations) through April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 29, 2023

Merk Stagflation ETF

Board of Trustees and Officers

April 30, 2023 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-866-271-0093, or by visiting the Fund’s website at www.merkfunds.com.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	58

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	58	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	58	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	58	None

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Merk Stagflation ETF

Board of Trustees and Officers

April 30, 2023 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016)
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)

Joshua J. Hinderliter Year of birth: 1983	Assistant Secretary	Indefinite term, May 2022 (Resigned, effective June 2023)	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016 to 2022)
Jay S. Fitton Year of birth: 1970	Assistant Secretary	Indefinite term, June 2023

Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to 2022); Partner, Practus (2018 to 2019); Counsel, Drinker Biddle & Rather LLP (2016 to 2018)

Merk Stagflation ETF

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-866-271-0093, or by visiting the Fund’s website at www.merkfunds.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-866-271-0093. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-866-271-0093 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.merkfunds.com.

TAX INFORMATION

For the fiscal period ended April 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended April 30, 2023, was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Fund was 0.00%.

Merk Stagflation ETF

Review of Liquidity Risk Management Program

April 30, 2023 (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series. At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Merk Stagflation ETF

Privacy Policy

April 30, 2023 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Merk Investments LLC
1150 Chestnut Street
Menlo Park, CA 94025

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2023	FYE 04/30/2022
Audit Fees	$11,000	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$3,000	N/A
All Other Fees	$0	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2023	FYE 04/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 04/30/2023	FYE 04/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	7/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	7/6/2023

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	7/6/2023

*	Print the name and title of each signing officer under his or her signature.

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